SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 13, 2006

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                               MAYTAG CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

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          DELAWARE                    1-655                    42-0401785
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(STATE OR OTHER JURISDICTION (COMMISSION FILE NUMBER)         (IRS EMPLOYER
       OF INCORPORATION)                                  IDENTIFICATION NUMBER)

       403 WEST FOURTH STREET NORTH, NEWTON IOWA                  50208
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        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)

                                 (641) 792-7000
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               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

                                 NOT APPLICABLE
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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                TABLE OF CONTENTS

ITEM 8.01     OTHER EVENTS.

              On January 13, 2006, Maytag Corporation issued a press release, attached hereto as Exhibit 99.1 and incorporated herein by reference.

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              ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

              (a)   Not applicable.

              (b)   Not applicable.

              (c)   Exhibits.

EXHIBIT NO.                                     DESCRIPTION

99.1          Press Release

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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 17, 2006

                                         MAYTAG CORPORATION


                                         By:  /s/ Patricia J. Martin
                                            ------------------------------------
                                            Name:   Patricia J. Martin
                                            Title:  V.P., Deputy General Counsel
                                                    & Secretary

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                                 EXHIBIT INDEX

EXHIBIT NUMBER                                  DESCRIPTION

99.1                    Press Release